Exhibit 99.1

Chanticleer Holdings Finalizes the Acquisition of The Burger Company

CHARLOTTE, NC – September 10, 2014 -- Chanticleer Holdings, Inc. (NASDAQ: HOTR) (Chanticleer Holdings, or the "Company"), owner and operator of multiple restaurant brands internationally and domestically, announced today that the Company has finalized the purchase of The Burger Company in Charlotte, NC, an award winning flex casual burger joint in the fast growing better-burger space.

Rich Adams, President and COO of American Roadside Burgers commented, “The Burger industry is a $72 billion dollar market with the better-burger category being the fastest growing sector. The Burger Company acquisition, with its unique format of the restaurant, helps prepare us to begin franchising both domestic and internationally. The Burger Company also complements the rebranding of American Roadside Burgers as we continue to grow and evolve into the American Burger Company.”

Chairman and CEO of Chanticleer Holdings, Mike Pruitt, commented, “This acquisition is an integral step in our strategic growth plan as we prepare to take the better-burger category into our international markets. Our management teams in these markets have already shown strong interest in adding the concept in their region and we believe the rebranding and marketing of the American Burger Company will appeal to these international markets.”

“We are proud of what our family-run business has accomplished over the last few years and now we have the opportunity to take this already profitable operation and become more profitable with Chanticleer’s corporate team in place. We are also excited to remain a part of Chanticleer and becoming a shareholder of the Company,” David Smith, owner of The Burger Company.

For more information on the terms of the acquisition, please refer to the Company’s Form 8-K filing filed with the SEC on September 10, 2014, available online at www.sec.gov.

About Chanticleer Holdings, Inc

Headquartered in Charlotte, NC, Chanticleer Holdings (HOTR), together with its subsidiaries, owns and operates restaurant brands in the United States and internationally. The Company is a franchisee owner of Hooters® restaurants in international markets including Australia, England, South Africa, Hungary, and Brazil, and recently acquired two Hooters restaurants in the United States. The Company also owns and operates American Roadside Burgers, Spoon Bar & Kitchen and owns a majority interest in Just Fresh restaurants in the U.S.

For further information, please visit www.chanticleerholdings.com

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Forward-Looking Statements:

Any statements that are not historical facts contained in this release are "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of global economic conditions, the performance of management and our employees, our ability to obtain financing or required licenses, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statements were made, and the companies do not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Press Information:

Chanticleer Holdings, Inc.
Investor Relations
Phone: 704.366.5122
ir@chanticleerholdings.com